
In re General Chemical              United States Bankruptcy Court                   Case No. 03-48772 (DHS)
Industrial Products Inc.                District of New Jersey              Reporting Period:  January 2004



                                                      Book Value at End of                  Book Value on
ASSETS                                               Current Reporting Month                 Petition Date
                                                     -----------------------                ----------------
Current Assets
Unrestricted cash and equivalents                          1,657,870.80                       $2,999,290.31
Petty cash                                                    63,173.53                           69,280.47
Accounts receivable, net                                   9,725,756.71                        3,793,911.57
Other receivables                                             69,712.07                           47,756.98
Intercompany receivables                                  27,309,049.22                       26,658,278.49
Inventories, net                                           3,115,104.42                        4,090,274.03
Prepaid expenses                                             214,009.91                          619,896.98
                                                        ----------------                    ----------------
   Total current assets                                   42,154,676.66                       38,278,688.83

Property and Equipment
Real property and improvements                               598,666.00                          598,666.00
Machinery and equipment                                    1,860,395.69                        1,860,395.69
Building                                                     236,944.00                          236,944.00
Furniture, fixtures and office equipment                     625,394.46                          613,467.46
Construction in progress                                      35,966.44                           27,839.73
Less: accumulated depreciation                            (1,395,726.53)                      (1,345,688.82)
                                                        ----------------                    ----------------
   Total property and equipment                            1,961,640.06                        1,991,624.06

Other Assets
Loans to insiders                                                 -                                   -
Deferred financing costs, net                              2,199,734.99                        2,302,531.59
Investment in subsidiaries                                33,410,729.00                       33,480,082.00
                                                        ----------------                    ----------------
   Total other assets                                     35,610,463.99                       35,782,613.59

TOTAL ASSETS                                             $79,726,780.71                      $76,052,926.48
                                                        ================                    ================

LIABILITIES and OWNER EQUITY
Liabilities not subject to compromise
Accounts payable                                             237,505.16                         $518,701.20
Intercompany payables                                      7,443,396.95                        3,456,310.89
Taxes payable/deferred                                     6,825,436.77                        6,810,913.15
Wages/benefits payable                                     1,239,951.82                        1,212,368.49
Notes payable                                                     -                                   -
Accrued payables                                           6,645,732.46                        6,304,046.23
Post retirement liabilities                               11,428,399.24                       11,486,910.64
Pension liabilities                                        6,988,821.23                        7,181,750.32
                                                        ----------------                    ----------------
   Total liabilities not subject to compromise            40,809,243.63                       36,971,000.92

Liabilities subject to compromise
Secured debt                                                      -                                   -
Priority debt                                                     -                                   -
Unsecured debt (including interest)                      113,298,027.82                      111,518,816.70
                                                        ----------------                    ----------------
   Total liabilities subject to compromise               113,298,027.82                      111,518,816.70

TOTAL LIABILITIES                                        154,107,271.45                      148,489,817.62

Owners Equity (Deficit)                                  (74,380,490.74)                     (72,436,891.14)
                                                        ----------------                    ----------------

TOTAL LIABILITIES and OWNER EQUITY                       $79,726,780.71                      $76,052,926.48
                                                        ================                    ================



* The financial statements are subject to final audit reclassifications and adjustments.

In re General Chemical              United States Bankruptcy Court                   Case No. 03-48772 (DHS)
Industrial Products Inc.                District of New Jersey              Reporting Period:  January 2004



STATEMENT OF OPERATIONS

                                                                                                Cumulative
Revenues                                                       Month                          Filing to Date
                                                          ---------------                  ------------------
Gross Revenues                                             $3,455,217.12                         $9,129,069.68
Less Returns and Allowances                                        -                                     $0.00
                                                          ---------------                       ---------------
Net Revenue                                                 3,455,217.12                         $9,129,069.68

Cost Of Goods Sold
Var. Cost of Sales at STD                                   2,321,767.13                          5,538,623.23
Purchase Price Variance                                      (171,794.14)                           765,439.92
Variable Cost Variance                                         17,480.76                             (4,537.48)
Other                                                          27,601.61                             65,468.90
Plant Cost at Standard                                        663,932.54                          1,888,859.35
Manufacturing Variance                                        (47,724.48)                           (28,836.06)
Inventory Revaluation                                          (2,893.75)                          (257,310.97)
Distribution                                                   83,180.22                            141,103.77
Research                                                          156.72                             (5,347.40)
                                                          ---------------                       ---------------
Total Cost of Goods Sold                                    2,891,706.61                          8,103,463.26

Gross Profit                                                  563,510.51                         $1,025,606.42

Selling, General and Administrative
Selling Expense                                                88,638.14                            121,366.75
Administration Expense                                         90,787.05                            (31,333.79)
                                                          ---------------                       ---------------
Total Selling, General and Administrative                     179,425.19                             90,032.96

Income from Operations                                        384,085.32                           $935,573.46

Interest expense                                              947,064.97                          1,894,507.72
Interest income                                               (78,886.39)                          (157,578.06)
Bank fees                                                      12,193.99                             25,363.96
Other                                                            (270.00)                               408.11
                                                          ---------------                       ---------------

Net income (loss) before reorganization items                (496,017.25)                          (827,128.27)

Reorganization items:
Professional fees                                             642,575.96                            794,047.73
Other:
  US Trustee                                                    8,000.00                              8,000.00
  Business Wire - press release                                    -                                    750.00
  Bank fees - DIP fee                                              -                                300,000.00
  Wall Street Journal - notice ad                               8,673.60                             13,673.60
                                                          ---------------                       ---------------
Total reorganization items                                    659,249.56                          1,116,471.33
                                                          ---------------                       ---------------

Net income (loss)                                         ($1,155,266.81)                        (1,943,599.60)
                                                          ===============                       ===============


* The financial statements are subject to final audit reclassifications and adjustments.